
CLS
HOLDINGS USA, INC.
Investor Presentation
May 2022

Forward Information and Risk Acknowledgement

This document contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 (collectively, the "forward-looking statements"). These statements relate to, among other things, our estimates of future revenue, gross margin, number of transactions at our dispensary and average order size, the timing of the commencement of manufacturing operations for the joint venture's pre-rolls, the number of products expected to be produced each month and how long It will take the joint venture to achieve expected monthly sales, the acceptance of the joint venture's products by customers, whether other companies will enter Into license agreements to have the joint venture produce pre-rolls for them, whether our venture and other licensing opportunities will lead to expansion In other states, and other factors and Issues typically related to and encountered by a growth stage venture. These statements will also be Impacted by the impact of the COVID-19 virus on our business, the results of our initiatives to retain our employees and strengthen our relationships with our customers and community during the pandemic, the effect of our initiatives to expand market share and achieve growth during and following the pandemic, results of operations and financial performance, anticipated future events, and the effectiveness of our business practices during the pandemic. The continued spread of COVID-19 could have, and in some cases already has had, an adverse impact on our business, operations and financial results, including through disruptions in our cultivation and processing activities, supply chains and sales channels, and retail dispensary operations as well as a deterioration of general economic conditions including a possible national or global recession. Due to the uncertainties associated with the continued spread of COVID-19 and the timing of vaccinations, it is not possible to estimate its impact on our business, operations or financial results; however, the impact could be material. These forward-looking statements also relate to anticipated future events, future results of operations, and our future financial performance, and include without limitation statements relating to our ability to finance our operations, identify, finance and close potential acquisitions, market acceptance of our services and product offerings, our ability to protect and commercialize our intellectual property and our ability to grow our wholesale and processing businesses. In some cases, you can identify forward looking statements by terminology such as "may," "might," "will," "should," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry's) actual results, levels of activity or performance to be materially different from any expected future results, levels of activity or performance expressed or implied by these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered together with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.



"PEOPLE POWER PROFITS"

-Andrew Glashow, President/COO

Our motto, People Power Profits, applies to all aspects of our business. Our dedicated teams, our incredibly loyal customer base, and the communities they belong to are prioritized in all decision making.

We aim to provide the cleanest, safest cannabis products and environments in the market to give customers confidence in their purchases.

We've committed substantial resources to community improvement and engagement opportunities through corporate giving at both of our Nevada subsidiaries, including a sizable donation to a local organization providing aid to those most affected by the War on Drugs, and an ongoing supportive partnership with the Arbor Day Foundation.

This people-first approach is rapidly driving our majority-local consumer base to our brands in Nevada, and is allowing us to explore synergistic growth opportunities in new markets.

EXECUTIVE SUMMARY

- CLS Holdings ("CLS") is a vertically-integrated cannabis company in NV, owning one of the most successful dispensaries in downtown Las Vegas and an award-winning wholesale business, the City Trees brand

- CLS recently announced a JV and new pre-roll operation, which will be transformational, as they **will increase standalone calendar year 2022E revenue**

CLS Flower Joint Venture

- Landmark JV with the Fort McDermitt Paiute and Shoshone Tribe
- Creates a premier cultivator of low-cost, high-quality flower in NV
- Utilizes Tribe's land in Northern NV near OR border
- Tribe's land enjoys optimal climate and water for cultivation, unlike rest of NV

CLS Pre-Roll Venture

- The Company anticipates producing 200K+ pre-rolls a month after ramp-up
- Pre-Roll venture began production in April '22
- Pre-Roll venture has competitive advantage from low-cost supply
- The Company expects to secure flower and bio-mass for pre-rolls from Flower JV

CLS FLOWER JOINT VENTURE

- CLS and a partner have entered into a landmark JV with the Fort McDermitt Paiute and Shoshone Tribe ("Tribe") in Northern Nevada
- JV expected to meaningly contribute to CY 2022
- JV is uniquely positioned to be a leading low-cost, high-quality cannabis cultivator in NV
- While outdoor and greenhouse cultivation has been notoriously difficult in NV due to inherent climate, JV land is close to OR and enjoys an environment optimally suited for cultivation
- JV will lease property from Tribe, build greenhouses / facilities and expand operations
- JV has term of 10 years with CLS and its partner having option to renew for another 10 years
- Agreement will also allow CLS to procure biomass at fixed, lower cost than ever before
- JV's harvest is part of an existing grow that has had multiple successful grows prior. Further, the current harvest is the 3rd from the existing grow
- The existing operation has all of the necessary components for successful grows already in place including; electricity, ample water supply and is environmentally friendly.

CLS NAKED CITY PRE-ROLL VENTURE

- CLS recently began to manufacture and sell pre-rolls in NV under the Naked City pre-roll brand name
- CLS plans to consolidate the operation, which will contribute meaningful additional revenue to CLS Holding's consolidated CY22E results
- The venture has secured a low-cost, high-quality flower and bio-mass supply source from the CLS Flower JV, which gives it a structural competitive advantage
- The venture anticipates producing 200k+ pre-rolls per month after an initial start-up period
- The venture is projected to have gross margins in-line with the Company average
- Pre-roll category represented ~11% of overall cannabis sales in NV in 2020
- CLS began production of pre-rolls in April, 2022

CLS NEVADA

OASIS CANNABIS DISPENSARY

- CLS Holdings owns one of the most successful dispensaries in downtown Las Vegas, NV
- Completing 850+ orders per day at ~$50 per order
- Recognized as dispensary of choice for locals
- Offering in-store, curbside, and delivery
- Awarded Best Dispensary for Pot Pros by Desert Companion Magazine

CITYTREES

- Product line of award-winning, high-quality THC products under City Trees brand
- Recently awarded two High Times Cannabis Cup People's Choice awards
- Recognized as a top performing brand of 2021 by Leaflink
- 22,500 sq ft production and manufacturing facility based out of North Las Vegas, NV
- Facility capacity of ~$1.7M / month in revenue

CLS NEVADA NAKED CITY

- Launched April 2022
- Positioned as a low cost / high quality pre-roll
- Sold out of initial run within two weeks of rollout
- Will introduce infused pre-roll powered by City Trees in June 2022
- Will introduce multi-pack of 3 pre-rolls in September 2022

NAKED CITY
PREROLLS



CLS HIGHLIGHT REEL


CLS
CANNABIS LIFE SCIENCES
CITYTREES
OASIS
CANNABIS
DISPENSARY

CLS NEVADA

Financials*

	A2018**	A2019	A2020	A2021
Annual Revenue	$7,895,929	$12,600,042	$15,734,638	$22,952,852
EBITDA	-$1,043,105	$377,535	$909,809	$1,879,070


$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Annual Revenue
EBITDA
$7,895,929
-$1,043,105
$12,600,042
$377,535
$15,734,638
$909,809
$22,952,852
$1,879,070
A2018
A2019
A2020
A2021
Annual Revenue
EBITDA

*Calendar year results. This table represents the results solely of CLS Nevada subsidiaries and not of CLSH as a whole. The results in this table exclude expenses associated with CLSH's parent company and corporate overhead as well as expenses associated with acquisition opportunities. As such, these results should be read together with the financial statements of CLSH contained in its SEC filings for an understanding of the results of operations of CLSH as a whole.

**A2018 Annual Revenue and EBITDA representative of Alternative Solutions prior to CLSH acquisition.

CLS HOLDINGS USA, INC.

OASIS CANNABIS DISPENSARY

CITYTREES

Jeffrey Binder
Chairman / CEO

Andrew Glashow
President / COO

T: 888.438.9131
E: andrew@clsholdingsinc.com
Visit: clsholdingsinc.com

APPENDIX - COMPANY RESULTS / HISTORY

Since July 2018 acquisition...


Completed purchase of Oasis Cannabis Dispensary and City Trees
Completed buildout of $4M state-of-the-art conversion and extraction facility in North Las Vegas
Achieved 128% revenue increase over the past two years
Achieving a 50.9% compound annual growth rate (CAGR) over the past two years
30.5% increase in average transaction value at Oasis from 2019 to 2021
90.85% increase in number of daily transactions processed at Oasis from 2019 to 2021
7% increase in overall gross margin from fiscal year 2019 to 2021
Successfully entered the New Mexico medical cannabis market
USD $4M in cash and current assets
Enters landmark agreement with Fort McDermitt Paiute-Shoshone Tribe in Northern Nevada to procure biomass at a lower cost than ever before
The company launched Naked City low cost, high quality preroll under the brand.

APPENDIX - CAP TABLE

Shares Outstanding	128,208,082
Convertible Notes	64,829,403
Total	193,037,485
Current assets (as of February 28, 2022)	$6,908,563
Share Price (As of May 11, 2022)	$0.07
Market Cap	$15,590,000

Expiry Date	Exercise Price	#Warrants
28-Feb-23	$0.31	820,952[1]
4 Years After Issuance	$0.75	205,238[2]
14-May-23	$0.60	3,125,000
31-Mar-24	$0.40	296,035
31-Mar-24	$0.40	468,333
31-Mar-24	$0.40	22,031,881[3]
15-Jul-24	$0.4125	10,382,785[3]
1-Dec-24	$0.4125	303,030
21-Dec-24	$0.4125	909,091
4-Jan-25	$0.4125	1,818,183

*Convertible notes due October 2022 ($6,229,672) and December 2022 ($13,219,149), which when divided by the conversion prices of $0.30 per share equals 64,829,403 shares.

[1]Represents a warrant to purchase units

[2]Warrant will be issued upon exercise of unit warrant

[3]Represents a warrant to be issued if convertible debentures are converted into equity at $0.30

APPENDIX - BDSA

Assortment Top Brands

Total Sales ($)	Total Units	Total Brands	Total SKUs
$16.60M	629.85K	59	1,909
vs. Prev Year -9.2%	vs. Prev Year -4.2%	vs. Prev Year 11.3%	vs. Prev Year 17.8%

Assortment Top Brands

Top 10 Brands Category Share of Total Sales


Ingestibles
98%
Inhalables
Ingestibles
Inhalables

Top 10 Brands by Total Sales vs. Units


Total Units
0
5K
10K
15K
20K
25K
30K
35K
40K
City Trees
Select
Trendi
Vapen
Church Cannabis Company
Alternative Medicine Association
$0
$200K
$400K
$600K
$800K
$1M
$1.2M
$1.4M
$1.6M
Total Sales ($)
Total Sales ($)
Total Units

JANUARY 2022 BDSA Data Set –
Vape/Dabbable Concentrate

Total Sales: $16.6M down -9.2% from previous year
Total Units: 629.8K down -4.2 % from previous year

Total Brands: 59 up 11.3% prev year
Total Sku's: 1909 up 17.8% prev year

Key Takeaways:

CityTrees Total Retail Sales JAN 2022: $1.05M vs. $340k prev year **up 195.5%**
CityTrees Total Units Sold JAN 2022: 39.06K vs. 20.03K prev year **up 47.8%**
JAN 2022: Brand Share by ($) 6.3%
JAN 2022: Brand Share by Unit Sold 6.2%
ARP: $26.80

Retail Sales were down by 9.2% in the month of Jan but our retail brand sales were up by 195%
CityTrees ranked #2 brand in Total Sales and Total units sold across all our occupied categories.

APPENDIX - BDSA

BDS Analytics Nevada - Top Selling Tinctures 2020 & 2021


Top 10 Brands by Dollars Sold
City Trees
Select Oil
EPC
Canna Hemp
White Lvbel
Harmonious CBD
Strainz
Planet M
Kynd
Mint Wellness
$0 $100K $200K $300K $400K $500K $600K $700K $800K $900K $1M $1.1M $1.2M $1.3M $1.4M $1.5M $1.6M $1.7M $1.8M $1.9M $2M $2.1M $2.2M $2.3M $2.4M $2.5M $...

*Data retrieved from BDS Analytics Greenedge Platform through 7/31/2021



OASIS CANNABIS DISPENSARY

Dispensary Overview

- Open 7 days a week from 7AM to 2:30AM
- Successfully operating 3 distinct business models: In-store, curbside, and delivery
- Walking Distance from the Strip and Downtown Las Vegas
- Operating since 2015

Highlights

- Completing over 800 orders per day at ~$50 per order
- Recognized as dispensary of choice for locals

Best Dispensary for Pot Pros
-Desert Companion Magazine

CITYTREES

22,500 sq ft production and manufacturing facility based out of North Las Vegas, Nevada, capable of producing approximately $1.7M each month in revenue.

We provide Nevada with high quality THC distillate products infused with terpenes in either effect-based or strain-specific flavors.

We use ethanol-distilled pure THC distillate and botanically derived terpenes to create our vape products. We never use Vitamin E Acetate, Propylene Glycol, Vegetable Glycerin, Polyethylene Glycol, Medium Chain Triglyceride oil, or any other additives in our vape products.

In addition to vape products, we also have a separate line of ingestible tinctures.

Recently introduced our Live and Cured concentrate lines providing a full-spectrum product produced with our closed-loop hydrocarbon extraction system that retains the full flavor and cannabinoid profile of the flower that is extracted.

We use USP Grade 200 Proof Ethanol to extract pure THC distillate and formulate that oil with botanically derived terpenes to create our signature vape products.

Beyond producing our own line of products under the City Trees brand, the Company's latest 10 year joint Venture will allow for the rapid production of low-cost pre-rolls. We anticipate producing 200k+ per-rolls per month after ramp up. Further, the joint venture will utilize the Company's existing 22,500 sq ft facility creating economies of scale.


CITYTREES
BLUE AGAVE


PEOPLE'S CHOICE EDITION
HIGH TIMES
CANNABIS
CUP
NEVADA
2021
CITYTREES

AWARDS

City Trees continues to be recognized for our innovation and the outstanding quality of our products, accumulating numerous industry awards including:

HIGH TIMES CANNABIS CUP 2021	1st Place People's Choice Award by the largest judging pool in history for Sativa Concentrates and Sativa Vapes
2021 LEAFLINK AWARDS	• Top Performing Brand in Nevada • Top Selling THC Distillate Brand • Fastest Growing THC Distillate Brand
LAS VEGAS CANNABIS AWARDS	First place wins for applicators in 2020 and 2021

APPENDIX – CLS BOARD OF DIRECTORS AND FOUNDING MEMBERS



Jeffrey Binder

Co-Founder, Chairman & CEO

- Prior to founding CLSH, Mr. Binder served as founder, Chairman and President of Power 3 Network, Inc., a company that develops websites and back offices for home-based businesses
- Mr. Binder received his Juris Doctorate from the National Law Center, George Washington University, in 1971, and served as a legislative assistant to Adlai Stevenson II, an Illinois Senator



Ross Silver

Board Member

- Mr. Silver is the founder of Sylva International, a Registered Investment Advisor in the state of Oregon. He has an extensive background in finance, research, and analysis from years of experience at various hedge funds, research firms, and advisory groups.
- Mr. Silver holds a Series 65 Securities license, and has also served as a consultant for government agencies including the National Institute of Health. Mr. Silver was also a board member for his local American Red Cross chapter.



Andrew Glashow

President & COO, Director

- Mr. Glashow has an extensive background in finance, specializing in micro-cap transactions and placement of capital for small and emerging growth companies, and has used this experience to develop strategies for building strong, vertically-integrated businesses.
- Under Mr. Glashow's leadership and people-first approach, CLS' Nevada subsidiaries have tripled their total revenue across all divisions since acquisition in 2018.
- A New England native, Mr. Glashow is a graduate of the University of New Hampshire's Whitemore School of Business and Economics.

APPENDIX - MANAGEMENT AND KEY EMPLOYEES



Dominick Monaco, Pharm.D.

Director of Laboratory Operations, CLS Nevada

Dr. Monaco is the Director of Laboratory Operations for the company's approximately $4 million laboratory and is responsible for all day-to-day operations inside the North Las Vegas facility.

Dr. Monaco brings over 8 years of licensed & regulated cannabis experience, starting back in 2012 when medical marijuana first opened in Arizona, he has held numerous positions, with escalating responsibilities year over year. Procurement Manager, Laboratory Manager, Quality Assurance & Quality Control Manager, Pharmacist on Duty, Assistant GM, General & Operations Manager, and Director of Quality & Medical Formulations

Dr. Monaco graduated from the University of Arizona College of Pharmacy, in Tucson, Arizona, with a Doctor of Pharmacy in 2010.



Jamie Dickson

Chief Administrative Officer, CLS Nevada

Mrs. Dickson has excelled in all of her roles with CLS, from her start in 2017 as an Administrative Assistant for management, to her elevation to Executive Assistant in 2018, and to her current role as HR Generalist.

Mrs. Dickson was instrumental in CLS' 2018 acquisition of the business, facilitating the structural improvements and personnel increases required to adapt to the rapidly expanding needs of both the retail and wholesale divisions of CLS.

Mrs. Dickson brings extensive administrative experience from the legal and retail sectors, having served in a professional assistant capacity in law offices and as a lead administrator in payroll and accounting departments for Whole Foods Markets for over 10 years. Mrs. Dickson's support has helped lead CLS throughout the rapid growth seen across its subsidiaries since acquisition.



Charlene Soco

Executive Vice President of Finance, CLS Holdings USA Inc.

Ms. Soco brings 9 years of accounting experience from various industries. During her time as a Staff Accountant at Litigation Services, a multi-state law support firm, she was recognized as employee of the month for her work ethic while the company underwent a merger and became The LIT Group.

After leaving The LIT Group, Ms. Soco took on the role of Lead Auditor with Treasure Island Hotel and Casino, a Las Vegas strip property. She was promoted to the position of Non-Gaming Audit Manager and oversaw all non-gaming accounting and auditing including food & beverage, entertainment, hotel, and retail operations.

Ms. Soco then took a position as Assistant Controller with K2 Energy, an international lithium battery manufacturer with offices in Nevada and China prior to taking on the Controller position with CLS Nevada.



Portia Davis

General Manager Oasis Cannabis

Leads Oasis Cannabis with dedication and passion as CLS continues to grow. In her previous role at Oasis Cannabis, she served as Retail Store Manager, managing customer service as well as staff.

Portia started at Oasis Cannabis in 2017, as a budtender, soon after, promoted to Overnight Manager. Over the years Portia has grown along with Las Vegas's Cannabis Industry. In 2013 Portia moved to Las Vegas, before joining CLS at Oasis Cannabis in 2017, she managed a team of 15-20 employees at Sitel Group, moved on to become a sales rep. for AT&T.

Portia was born and raised in Compton Ca, graduated from Bishop Conaty Our Lady of Loretto High School in Los Angeles, Ca. After high school, attended El Camino College studying Business Communication.